UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21416

John Hancock Tax-Advantaged Dividend Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2015

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock

Tax-Advantaged Dividend Income Fund

Ticker: HTD Semiannual report 4/30/15

A message to shareholders

Dear fellow shareholder,

U.S. economic growth continued, despite recent weakness caused largely by the harsh winter weather. The market expansion that began in 2009 so far remains intact. Positive economic and business news has translated into good news for U.S. investors, with continued solid results for a range of U.S. equity indexes in recent months. Many fixed-income indexes have also seen positive returns in this environment.

Outside of the United States, economies are struggling to replicate the kind of success we have enjoyed at home. Central banks across Europe and Asia have announced dramatic monetary policy measures to promote economic activity—similar to the monetary policy activity of the U.S. Federal Reserve in recent years. As was the case in the United States beginning in 2009, many international markets have rallied in advance of sustained economic progress. China's stock market in particular has delivered extraordinary gains. In fact, our network of asset managers and research firms believes that government and central bank stimulus may prove to be the biggest driver of international market returns in 2015.

While maintaining adequate portfolio diversification is vital in any market environment, we believe it is especially important today given the unprecedented central bank interventions of the past few years and the very real geopolitical risk around the world. The uncertainty of today's global financial markets is one of the reasons we at John Hancock Investments believe it is important for long-term portfolios to have exposure to a diverse range of investments. Now may be a good time to discuss the resilience of your portfolio with your financial advisor.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of April 30, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Tax-Advantaged Dividend Income Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
13	Financial statements
17	Financial highlights
18	Notes to financial statements
27	Additional information
27	Shareholder meeting
28	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of after-tax total return from dividend income and gains and capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/15 (%)

The index shown is a blended index that is 55% Bank of America Merrill Lynch Preferred Stock DRD Eligible Index and 45% S&P 500 Utilities Index.

The Bank of America Merrill Lynch Preferred Stock DRD Eligible Index consists of investment-grade fixed rate U.S. dollar denominated preferred securities and fixed-to-floating rate securities. The index includes securities having a minimum remaining term of at least one year, both Dividend Received Deduction (DRD) eligible and non-DRD eligible preferred stock and senior debt.

The S&P 500 Utilities Index is a capitalization-weighted index that consists of companies in the S&P 500 Index that are primarily involved in water, electrical power, and natural gas distribution industries.

It is not possible to invest directly in an index.

The fund's most recent performance and current annualized distribution rate can be found at www.jhinvestments.com.

The performance data contained within this material represents past performance, which does not guarantee future results.

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Most dividend-paying stocks posted modest gains

Amid heightened volatility in global financial markets, dividend-paying securities benefited from strong demand and limited supply.

Utilities holdings performed well

The fund benefited from holdings in the utilities sector, the source of some of its best performers.

Energy companies detracted

The collapse in oil prices led to weak performance of the fund's energy sector investments.

PORTFOLIO COMPOSITION AS OF 4/30/15 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital, which may increase the potential tax gain or reduce the potential tax loss of a subsequent sale of shares of the fund. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful. Focusing on a particular industry or sector may increase the fund's volatility and make it more susceptible to market, economic, and regulatory risks as well as other factors affecting those industries or sectors.

Discussion of fund performance

An interview with Portfolio Manager Gregory K. Phelps, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Gregory K. Phelps
Portfolio Manager
John Hancock Asset Management

Most dividend-paying securities posted modest gains during the six-month period ended April 30, 2015. What factors drove this performance?

Amid heightened volatility in global financial markets, dividend-paying preferred securities benefited throughout much of the six-month period from strong demand and limited supply. Early in the period, many preferred securities—a key area of emphasis for the fund—withstood growing uncertainty about the strength of the global economy and occasional concern that the U.S. Federal Reserve (Fed) might raise interest rates sooner than anticipated. In the final two months of 2014, preferred securities performed well relative to common stocks, as declining long-term U.S. Treasury and European government bond yields helped further bolster demand for preferred securities. Demand was also fueled by investors seeking a haven from equity market volatility amid weakening global economic growth and the collapse in oil and other commodity prices. This trend continued into 2015.

Continued volatility hit common stocks, as investors grappled with concerns about the impact of a stronger dollar and lower oil prices on corporate earnings growth. Meanwhile, U.S. Treasury bond yields slumped, with the 30-year yield hitting a record all-time low since the government began auctioning off its debt in 1977. Furthermore, the Fed announced it would probably not raise interest rates until mid- to late 2015 at the earliest, which provided further support for preferreds. Together, equity market volatility, low government bond yields, and the receding threat of imminent U.S. interest-rate hikes continued to support demand for preferred securities. Throughout the period, the supply of preferreds remained constrained.

What's your outlook for dividend-paying securities?

Although we think it's unlikely that dividend-paying securities will produce the types of gains during 2015 that they enjoyed in 2014, we believe they have a lot working in their favor. We don't expect the Fed to raise interest rates before the latter part of 2015, given the stubborn economic weakness in Europe, a slowdown in U.S. growth, and flagging economies in emerging markets. We expect

"Although we think it's unlikely that dividend-paying securities will produce the types of gains during 2015 that they enjoyed in 2014, we believe they have a lot working in their favor."
inflation will remain benign as well, in part due to slumping oil and other commodity prices. Even when interest-rate hikes begin, we believe they will occur in small and gradual increments. Against a stable to moderately rising-rate environment, we think there's a good chance demand for preferreds and utility common stocks will remain solid. Investors wary of putting more money into common stocks—in light of heightened market volatility and rising valuations—may turn to preferreds and utility common stocks. Furthermore, the yields on preferreds and utility common stocks ended the quarter at levels that were attractive relative to the broader equity market and corporate bonds, which could further enhance the appeal of dividend-paying investments.

What holdings contributed to performance?

The utilities sector was the source of many of the fund's best performers during the six-month period, with preferred securities holdings issued by SCE Trust II and PPL Capital Funding, Inc. among the leaders. Each generated better-than-average price gains, helped by strong demand for the securities from investors seeking higher-yielding securities from industries not highly correlated with the larger economic cycle. While investors' appetite for higher-yielding investments boosted demand, the comparative lack of supply of these issues also helped. Many utilities redeemed their outstanding preferred shares years ago, and those still outstanding benefited from relative scarcity

SECTOR COMPOSITION AS OF 4/30/15 (%)

"Against a stable to moderately rising-rate environment, we think there's a good chance demand for preferreds and utility common stocks will remain solid."
as a result. UIL Holdings Corp. was another top performer, buoyed by news that it was being acquired by a Spanish utility company.

What hurt the fund's performance?

Holdings in the common stocks of oil companies, including Royal Dutch Shell PLC, Chevron Corp., and ConocoPhillips, detracted, suffering price declines for the six-month period as oil prices slumped. While these stocks staged a partial rebound late in the period when oil prices moved higher, the holdings still suffered losses for the six-month period overall.

Where are you finding opportunities of late?

Although we took advantage of opportunities to purchase a few new positions we felt were attractively valued, there weren't any major changes to the portfolio during the period. That said, we trimmed positions in UIL and Integrys Energy Group, Inc.—another company that benefited from a takeover in 2014—and used the funds to add to some of the utility common stocks that we viewed as attractive valuations. Still, utility exposure ended the period slightly lower than it had been six months ago.

TOP 10 ISSUERS AS OF 4/30/15 (%)

Royal Bank of Scotland	3.5
PPL Corp.	3.3
Wells Fargo & Company	3.1
SCE Trust	2.9
Interstate Power & Light Company	2.8
MetLife, Inc.	2.8
Morgan Stanley	2.8
Spectra Energy Corp.	2.7
American Electric Power Company, Inc.	2.6
NiSource, Inc.	2.6
Total	29.1
As a percentage of total investments.
Cash and cash equivalents are not included.

Can you tell us about an upcoming management change?

Effective August 31, 2015, Mark T. Maloney will be retiring. We have promoted Joseph Bozoyan, CFA, to replace him. Joe was most recently a senior investment analyst with John Hancock Investments who provided research on all strategies managed by the intrinsic value team. We look forward to working with Joe, and we wish Mark the best.

MANAGED BY

Gregory K. Phelps, JHAM On the fund since inception Investing since 1981
Mark T. Maloney, JHAM On the fund since inception Investing since 1976
Gregory McMurran, Analytic Investors On the fund since 2009 Investing since 1976
Dennis Bein, CFA, Analytic Investors On the fund since 2009 Investing since 1992
Harindra de Silva, Ph.D., CFA, Analytic Investors On the fund since 2009 Investing since 1988

The views expressed in this report are exclusively those of Gregory K. Phelps, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Fund's investments

As of 4-30-15 (unaudited)
	Shares	Value
Common stocks 70.4% (47.4% of Total investments)		$617,635,832
(Cost $439,859,014)
Energy 11.3%		99,415,438
Oil, gas and consumable fuels 11.3%
BP PLC, ADR	187,500	8,092,500
Chevron Corp. (Z)	40,000	4,442,400
ConocoPhillips (Z)	145,000	9,848,400
Kinder Morgan, Inc. (Z)	129,345	5,555,368
ONEOK, Inc. (Z)	515,000	24,771,500
Royal Dutch Shell PLC, ADR, Class A (Z)	139,000	8,816,770
Spectra Energy Corp. (Z)	930,000	34,642,500
Total SA, ADR (Z)	60,000	3,246,000
Materials 0.2%		1,512,550
Metals and mining 0.2%
Freeport-McMoRan, Inc.	65,000	1,512,550
Telecommunication services 3.7%		32,055,830
Diversified telecommunication services 2.8%
AT&T, Inc. (Z)	390,000	13,509,600
Verizon Communications, Inc. (Z)	214,160	10,802,230
Wireless telecommunication services 0.9%
Vodafone Group PLC, ADR (Z)	220,000	7,744,000
Utilities 55.2%		484,652,014
Electric utilities 22.8%
American Electric Power Company, Inc. (Z)	590,000	33,553,300
Duke Energy Corp. (Z)	310,000	24,046,700
Eversource Energy	657,500	32,059,700
FirstEnergy Corp. (Z)	582,500	20,917,575
OGE Energy Corp. (C)	540,000	17,647,200
Pinnacle West Capital Corp. (Z)	50,000	3,060,000
PPL Corp. (Z)	500,000	17,015,000
The Southern Company (Z)	375,000	16,612,500
UIL Holdings Corp. (C)	425,000	21,199,000
Xcel Energy, Inc. (Z)	405,000	13,733,550
Gas utilities 5.3%
AGL Resources, Inc. (Z)	100,550	5,054,649
Atmos Energy Corp.	570,000	30,780,000
Northwest Natural Gas Company (Z)	85,000	3,969,500
ONE Gas, Inc.	173,015	7,261,440
Multi-utilities 27.1%
Alliant Energy Corp.	160,000	9,675,200

8SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities (continued)
Multi-utilities (continued)
Ameren Corp. (Z)	540,000	$22,107,600
Black Hills Corp.	440,000	21,687,600
CenterPoint Energy, Inc.	670,000	14,049,900
Dominion Resources, Inc. (Z)	400,000	28,672,000
DTE Energy Company (Z)	250,000	19,907,500
Integrys Energy Group, Inc.	278,000	20,321,800
National Grid PLC, ADR (Z)	230,000	15,508,900
NiSource, Inc. (Z)	770,000	33,433,400
Public Service Enterprise Group, Inc. (Z)	170,000	7,061,800
TECO Energy, Inc. (Z)	660,000	12,507,000
Vectren Corp. (Z)	760,000	32,809,200
Preferred securities 75.6% (50.9% of Total investments)		$663,294,706
(Cost $627,825,602)
Financials 50.8%		446,214,415
Banks 30.8%
Bank of America Corp., 6.375% (Z)	139,000	3,562,570
Bank of America Corp., 6.625% (Z)	355,000	9,325,850
Bank of America Corp., Depositary Shares, Series D, 6.204%	230,000	5,888,000
Barclays Bank PLC, Series 5, 8.125% (Z)	505,000	13,200,700
BB&T Corp., 5.625%	600,000	14,826,000
BB&T Corp. (Callable 11-1-17), 5.200%	263,900	6,386,380
BB&T Corp. (Callable 6-1-18), 5.200% (Z)	480,000	11,635,200
Citigroup, Inc., Depositary Shares, Series AA, 8.125% (Z)	270,400	7,979,504
HSBC Finance Corp., Depositary Shares, Series B, 6.360% (Z)	700,000	17,724,000
HSBC Holdings PLC, 8.000% (C)	325,000	8,534,500
HSBC Holdings PLC, 8.125% (Z)	50,000	1,317,500
HSBC USA, Inc., 6.500% (Z)	19,500	496,860
ING Groep NV, 6.200% (Z)	109,100	2,756,957
ING Groep NV, 7.050% (Z)	150,000	3,838,500
JPMorgan Chase & Co., 5.450% (Z)	245,000	5,990,250
JPMorgan Chase & Co., 5.500% (Z)	987,500	24,292,500
JPMorgan Chase & Co., 6.700% (Z)	30,000	805,500
RBS Capital Funding Trust VII, 6.080% (Z)	983,000	24,466,870
Royal Bank of Scotland Group PLC, Series L, 5.750% (Z)	855,000	20,913,300
Santander Finance Preferred SAU, Series 1, 6.410% (Z)	15,500	395,870
Santander Holdings USA, Inc., Series C, 7.300% (Z)	110,000	2,816,000
The PNC Financial Services Group, Inc., 5.375% (C)	475,000	11,803,750
The PNC Financial Services Group, Inc. (6.125% to 5-1-22, then 3 month LIBOR + 4.067%) (Z)	40,000	1,122,400
U.S. Bancorp, 5.150% (C)(Z)	835,000	20,783,150
U.S. Bancorp (6.500% to 1-15-22, then 3 month LIBOR + 4.468%) (Z)	296,000	8,814,880

SEE NOTES TO FINANCIAL STATEMENTS9

	Shares	Value
Financials (continued)
Banks (continued)
Wells Fargo & Company, 6.000% (Z)	215,000	$5,497,550
Wells Fargo & Company, 8.000%	1,207,000	34,966,790
Capital markets 14.9%
Deutsche Bank Contingent Capital Trust II, 6.550% (C)	310,000	8,311,100
Deutsche Bank Contingent Capital Trust III, 7.600% (Z)	797,893	22,420,793
Morgan Stanley, 6.625%	957,915	25,001,582
Morgan Stanley (6.375% to 10-15-24, then 3 month LIBOR + 3.708%) (Z)	100,000	2,610,000
Morgan Stanley (7.125% to 10-15-23, then 3 month LIBOR + 4.320%)	300,000	8,505,000
State Street Corp., 5.250% (Z)	915,000	22,655,400
State Street Corp., 6.000%	100,000	2,550,000
State Street Corp. (5.900% to 3-15-24, then 3 month LIBOR + 3.108%)	25,000	673,250
The Bank of New York Mellon Corp., 5.200% (Z)	435,000	10,831,500
The Goldman Sachs Group, Inc., 5.950% (C)	860,000	21,697,800
The Goldman Sachs Group, Inc., Series B, 6.200% (Z)	215,000	5,445,950
Consumer finance 0.4%
SLM Corp., Series A, 6.970% (Z)	74,000	3,648,200
Insurance 4.5%
Aegon NV, 6.500%	96,512	2,488,079
MetLife, Inc., Series B, 6.500% (Z)	1,415,000	36,337,200
Prudential Financial, Inc., 5.750%	40,000	1,021,600
Real estate investment trusts 0.2%
Ventas Realty LP, 5.450% (Z)	63,000	1,575,630
Thrifts and mortgage finance 0.0%
Federal National Mortgage Association, Series S, 8.250% (I)	60,000	300,000
Industrials 0.4%		3,163,750
Machinery 0.4%
Stanley Black & Decker, Inc., 5.750% (Z)	125,000	3,163,750
Telecommunication services 5.6%		49,174,500
Diversified telecommunication services 3.8%
Qwest Corp., 6.125% (Z)	730,000	18,447,100
Qwest Corp., 7.375% (Z)	366,000	9,596,520
Qwest Corp., 7.500% (Z)	120,000	3,192,000
Verizon Communications, Inc., 5.900% (Z)	73,000	1,957,130
Wireless telecommunication services 1.8%
Telephone & Data Systems, Inc., 5.875%	340,000	8,292,600
Telephone & Data Systems, Inc., 6.625% (Z)	30,000	758,100
Telephone & Data Systems, Inc., 6.875% (Z)	243,000	6,160,050
United States Cellular Corp., 6.950% (Z)	30,000	771,000

10SEE NOTES TO FINANCIAL STATEMENTS

			Shares	Value
Utilities 18.8%				$164,742,041
Electric utilities 16.4%
	Alabama Power Company, Class A, 5.300% (C)		197,550	4,966,407
	Duke Energy Corp., 5.125% (Z)		240,000	6,024,000
	Entergy Arkansas, Inc., 4.560%		9,388	921,784
	Entergy Arkansas, Inc., 6.450%		135,000	3,408,750
	Entergy Mississippi, Inc., 4.920%		8,190	757,063
	Entergy Mississippi, Inc., 6.250%		197,500	4,918,993
	Gulf Power Company, 5.600%		99,005	9,922,341
	Interstate Power & Light Company, 5.100%		1,460,000	36,894,200
	Mississippi Power Company, 5.250%		267,500	6,830,613
	NextEra Energy Capital Holdings, Inc., 5.000% (Z)		110,000	2,647,700
	NextEra Energy Capital Holdings, Inc., 5.125% (Z)		25,000	613,250
	NextEra Energy Capital Holdings, Inc., 5.700% (Z)		230,000	5,828,200
	PPL Capital Funding, Inc., 5.900% (Z)		1,010,000	25,381,300
	SCE Trust I, 5.625%		140,000	3,533,600
	SCE Trust II, 5.100%		1,275,000	30,995,250
Multi-utilities 2.4%
	BGE Capital Trust II, 6.200% (Z)		250,000	6,362,500
	DTE Energy Company, 5.250%		165,000	4,136,550
	DTE Energy Company, 6.500% (Z)		175,000	4,660,250
	Integrys Energy Group, Inc. (6.000% to 8-1-23, then 3 month LIBOR + 3.220%) (Z)		217,000	5,939,290
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 0.4% (0.3% of Total investments)				$3,378,210
(Cost $3,000,000)
Utilities 0.4%				3,378,210
Electric utilities 0.4%
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (Q)	6.250	02-01-22	3,000,000	3,378,210
			Par value	Value
Short-term investments 2.1% (1.4% of Total investments)				$18,729,000
(Cost $18,729,000)
Repurchase agreement 2.1%				18,729,000
Repurchase Agreement with State Street Corp. dated 4-30-15 at 0.000% to be repurchased at $18,729,000 on 5-1-15, collateralized by $19,060,000 Federal National Mortgage Association, 1.670% due 2-10-20 (valued at $19,107,609, including interest)			18,729,000	18,729,000
Total investments (Cost $1,089,413,616)† 148.5%				$1,303,037,748
Other assets and liabilities, net (48.5%)				($425,622,802)
Total net assets 100.0%				$877,414,946

SEE NOTES TO FINANCIAL STATEMENTS11

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
LIBOR	London Interbank Offered Rate
(C)	All or a portion of this security is segregated as collateral for options. Total collateral value at 4-30-15 was $109,983,684.
(I)	Non-income producing security.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(Z)	A portion of this security is segregated as collateral pursuant to the Committed Facility Agreement. Total collateral value at 4-30-15 was $761,234,534.
†	At 4-30-15, the aggregate cost of investment securities for federal income tax purposes was $1,096,227,585. Net unrealized appreciation aggregated $206,810,163, of which $219,246,955 related to appreciated investment securities and $12,436,792 related to depreciated investment securities.

12SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-15 (unaudited)

Assets
Investments, at value (Cost $1,089,413,616)	$1,303,037,748
Cash	1,242
Cash held at broker for futures contracts	1,323,000
Cash segregated at custodian for swap contracts	1,470,000
Receivable for investments sold	1,722,737
Dividends and interest receivable	2,220,330
Receivable for futures variation margin	137,817
Other receivables and prepaid expenses	23,796
Total assets	1,309,936,670
Liabilities
Credit facility agreement payable	427,900,000
Payable for investments purchased	1,716,295
Written options, at value (premium received $1,785,185)	1,039,875
Swap contracts, at value	1,416,952
Interest payable	314,224
Payable to affiliates
Accounting and legal services fees	2,266
Transfer agent fees	3,513
Trustees' fees	2,670
Other liabilities and accrued expenses	125,929
Total liabilities	432,521,724
Net assets	$877,414,946
Net assets consist of
Paid-in capital	$692,331,989
Undistributed net investment income	8,506,701
Accumulated net realized gain (loss) on investments, futures contracts, options written and swap agreements	(36,063,256)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written and swap agreements	212,639,512
Net assets	$877,414,946

Net asset value per share
Based on 37,052,501 shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	$23.68

SEE NOTES TO FINANCIAL STATEMENTS13

STATEMENT OF OPERATIONS  For the six months ended 4-30-15 (unaudited)

Investment income
Dividends	$31,720,975
Interest	93,750
Less foreign taxes withheld	(35,077)
Total investment income	31,779,648
Expenses
Investment management fees	4,879,421
Accounting and legal services fees	88,626
Transfer agent fees	12,305
Trustees' fees	43,071
Printing and postage	51,402
Professional fees	38,463
Custodian fees	49,141
Stock exchange listing fees	15,999
Interest expense	1,717,643
Other	69,870
Total expenses	6,965,941
Less expense reductions	(49,420)
Net expenses	6,916,521
Net investment income	24,863,127
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	10,072,179
Futures contracts	(3,853,189)
Written options	(9,217,700)
Swap contracts	(788,683)
(3,787,393)
Change in net unrealized appreciation (depreciation) of
Investments	(8,119,253)
Futures contracts	591,513
Written options	8,057,167
Swap contracts	42,404
571,831
Net realized and unrealized loss	(3,215,562)
Increase in net assets from operations	$21,647,565

14SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-15	Year ended 10-31-14
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$24,863,127	$57,044,755
Net realized gain (loss)	(3,787,393)	13,578,807
Change in net unrealized appreciation (depreciation)	571,831	96,329,484
Increase in net assets resulting from operations	21,647,565	166,953,046
Distributions to shareholders
From net investment income	(26,900,116)	(50,259,970)
From fund share transactions
Repurchased	—	(9,175,619)
Total increase (decrease)	(5,252,551)	107,517,457
Net assets
Beginning of period	882,667,497	775,150,040
End of period	$877,414,946	$882,667,497
Undistributed net investment income	$8,506,701	$10,543,690
Share activity
Shares outstanding
Beginning of period	37,052,501	37,541,388
Shares repurchased	—	(488,887)
End of period	37,052,501	37,052,501

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF CASH FLOWS For the six months ended 4-30-15 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations	$21,647,565
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(37,042,595)
Long-term investments sold	56,829,980
Increase in short-term investments	(3,799,000)
Increase in cash held at broker for futures contracts	(147,000)
Increase in cash segregated at custodian for swap contracts	(250,000)
Increase in receivable for investments sold	(1,722,737)
Decrease in dividends and interest receivable	290,685
Increase in unrealized appreciation/depreciation of swap contracts	(42,404)
Decrease in future variation margin	122,491
Increase in other receivables and prepaid expenses	(7,828)
Increase in payable for investments purchased	1,716,295
Decrease in payable for written options	(8,789,375)
Decrease in payable to affiliates	(5,142)
Decrease in other liabilities and accrued expenses	(25,583)
Increase in interest payable	77,659
Net change in unrealized (appreciation) depreciation on investments	8,119,253
Net realized gain on investments	(10,072,179)
Net cash provided by operating activities	$26,900,085
Cash flows from financing activities
Distributions to common shareholders	($26,900,116)
Net cash used in financing activities	($26,900,116)
Net decrease in cash	($31)
Cash at beginning of period	$1,273
Cash at end of period	$1,242
Supplemental disclosure of cash flow information:
Cash paid for interest	$1,639,984

16SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

COMMON SHARES Period Ended	4-30-15[1]		10-31-14		10-31-13		10-31-12	10-31-11		10-31-10
Per share operating performance
Net asset value, beginning of period	$23.82		$20.65		$20.49		$18.27	$16.58		$12.87
Net investment income[2]	0.67		1.54		1.30		1.20	1.20		1.10
Net realized and unrealized gain (loss) on investments	(0.08)		2.95		0.03		2.20	1.60		3.69
Total from investment operations	0.59		4.49		1.33		3.40	2.80		4.79
Less distributions to common shareholders
From net investment income	(0.73)		(1.35)		(1.18)		(1.18)	(1.12)		(1.09)
Anti-dilutive impact of repurchase plan	—		0.03	[3]	0.01	[3]	—	0.01	[3]	0.01	[3]
Net asset value, end of period	$23.68		$23.82		$20.65		$20.49	$18.27		$16.58
Per share market value, end of period	$21.35		$21.84		$18.34		$19.07	$16.64		$15.41
Total return at net asset value (%)[4,5]	2.76	[6]	23.42		7.28		19.64	18.16		39.49
Total return at market value (%)[4]	1.05	[6]	27.41		2.37		22.25	15.79		47.01
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$877		$883		$775		$773	$690		$630
Ratios (as a percentage of average net assets):
Expenses before reductions	1.59	[7]	1.56		1.59		1.65	1.77	[8]	2.03
Expenses including reductions[9]	1.58	[7]	1.55		1.59		1.62	1.56	[8]	1.86
Net investment income	5.67	[7]	6.95		6.29		6.19	6.98		7.37
Portfolio turnover (%)	3		7		23		12	16		20
Total debt outstanding end of period (in millions)	$428		$428		$419		$390	$344		$311
Asset coverage per $1,000 of debt[10]	$3,051		$3,063		$2,850		$2,981	$3,005		$3,030

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	The repurchase plan was completed at an average repurchase price of $18.77, $18.09, $15.28 and $13.80, respectively, for 488,887 shares, 193,358 shares, 276,671 shares and 302,900 shares, respectively. The repurchases for the periods ended 10-31-14, 10-31-13, 10-31-11 and 10-31-10 were $9,175,619, $3,496,915, $4,227,969 and $4,178,919, respectively.
4	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.
8	Includes non-recurring litigation fees which represent 0.02% and 0.14% of average net assets for the years ended 10-31-11 and 10-31-10, respectively. Insurance recovery expense reduction for the year ended 10-31-11 represents 0.11% of average net assets.
9	Expenses including reductions excluding interest expense were 1.19%, 1.22%, 1.23%, 1.17%, 1.03%, and 1.22% for the periods ended 4-30-15, 10-31-14, 10-31-13, 10-31-12, 10-31-11, and 10-31-10, respectively.
10	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

SEE NOTES TO FINANCIAL STATEMENTS17

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Tax-Advantaged Dividend Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of April 30, 2015, by major security category or type:

	Total market value at 4-30-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Energy	$99,415,438	$99,415,438	—	—
Materials	1,512,550	1,512,550	—	—
Telecommunication services	32,055,830	32,055,830	—	—
Utilities	484,652,014	484,652,014	—	—
Preferred securities
Financials	446,214,415	446,214,415	—	—
Industrials	3,163,750	3,163,750	—	—
Telecommunication services	49,174,500	47,217,370	$1,957,130	—
Utilities	164,742,041	144,813,110	19,928,931	—
Corporate bonds	3,378,210	—	3,378,210	—
Short-term investments	18,729,000	—	18,729,000	—
Total investments in securities	$1,303,037,748	$1,259,044,477	$43,993,271	—
Other financial instruments:
Futures	($312,978)	($312,978)	—	—
Written options	($1,039,875)	($1,039,875)	—	—
Interest rate swaps	($1,416,952)	—	($1,416,952)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2014, the fund has a capital loss carryforward of $34,125,301 available to offset future net realized capital gains, which expires on October 31, 2017.

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and derivative transactions.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments or cash segregated at the custodian for swap contracts and at broker for futures contracts.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain swaps are typically traded through the OTC market and may be regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures and certain options are traded or cleared on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended April 30, 2015, the fund used futures contracts to manage against anticipated interest rate changes. During the six months ended April 30, 2015, the fund held futures contracts with notional values ranging from $123.8 million to $128.3 million, as measured at each quarter end. The following table summarizes the contracts held at April 30, 2015.

Open contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	980	Short	Jun 2015	($125,494,522)	($125,807,500)	($312,978)

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Options. There are two types of options, put options and call options. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, over-the-counter options are subject to the risks of all over-the-counter derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the six months ended April 30, 2015, the fund wrote option contracts to hedge against anticipated changes in securities markets and to generate potential income. The following tables summarize the fund's written options activities during the six months ended April 30, 2015 and the contracts held at April 30, 2015.

	Number of contracts	Premiums received
Outstanding, beginning of period	770	$2,517,393
Options written	3,820	9,986,992
Option closed	(3,410)	(10,416,797)
Options exercised	—	—
Options expired	(295)	(302,403)
Outstanding, end of period	885	$1,785,185

Name of issuer	Exercise price	Expiration date	Number of contracts	Premium	Value
Calls
Russell 2000 Index	$1,255	May 2015	445	$817,447	($141,287)
S&P 500 Index	2,290	May 2015	245	32,330	(613)
S&P 500 Index	2,090	Jul 2015	195	935,408	(897,975)
Total			885	$1,785,185	($1,039,875)

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the six months ended April 30, 2015, the fund used interest rate swaps to manage against anticipated interest rate changes. The following table summarizes the interest rate swap contracts held as of April 30, 2015.

Counterparty	USD notional amount	Payments made by fund	Payments received by fund	Termination date	Market value
Morgan Stanley Capital Services	$86,000,000	Fixed 1.4625%	3-Month LIBOR (a)	Aug 2016	($1,220,033)
Morgan Stanley Capital Services	86,000,000	Fixed 0.8750%	3-Month LIBOR (a)	Jul 2017	(196,919)
Total	$172,000,000				($1,416,952)

(a) At 4-30-15, the 3-Month LIBOR rate was 0.27875%

No interest rate swap positions were entered into or closed during the six months ended April 30, 2015.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at April 30, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liability derivatives fair value
Interest rate contracts	Receivable/payable for futures	Futures†	—	($312,978)
Equity contracts	Written options, at value	Written options	—	(1,039,875)
Interest rate contracts	Swap contracts, at value	Interest rate swaps	—	(1,416,952)
Total			—	($2,769,805)

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2015:

Risk	Statement of operations location	Futures contracts	Written options	Swap contracts	Total
Interest rate contracts	Net realized gain (loss)	($3,853,189)	—	($788,683)	($4,641,872)
Equity contracts	Net realized gain (loss)	—	($9,217,700)	—	(9,217,700)
Total		($3,853,189)	($9,217,700)	($788,683)	($13,859,572)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2015:

Risk	Statement of operations location	Futures contracts	Written options	Swap contracts	Total
Interest rate contracts	Change in unrealized appreciation (depreciation)	$591,513	—	$42,404	$633,917
Equity contracts	Change in unrealized appreciation (depreciation)	—	$8,057,167	—	8,057,167
Total		$591,513	$8,057,167	$42,404	$8,691,084

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor on an annual basis, equal to 0.75% of the fund's average daily managed assets (net assets plus borrowings under the Credit Facility Agreement) (see Note 8). The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor, and a subadvisory agreement with Analytic Investors, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $49,420 for the six months ended April 30, 2015.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2015 were equivalent to a net annual effective rate of 0.74% of the fund's average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the six months ended April 30, 2015 amounted to an annual rate of 0.01% of the fund's average daily managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Each independent Trustee receives from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

In December 2007, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2014. The current share repurchase plan will remain in effect between January 1, 2015 and December 31, 2015.

During the six months ended April 30, 2015, there were no shared repurchased. For the year ended October 31, 2014, the fund repurchased 1.30% of its common shares outstanding under the repurchase plan. The weighted average discount per share on these repurchases amount to 11.10% for the year ended October 31, 2014. Shares repurchased and corresponding dollar amounts are included on the Statement of changes in net assets. The anti-dilutive impacts of these share repurchases are included in the Financial highlights.

Note 7 — Leverage risks

The fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the CFA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares;

• fluctuations in the interest rate paid for the use of the credit facility;

• increased operating costs, which may reduce the fund's total return;

• the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and

• the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 8 — Credit facility agreement

The fund has entered into a CFA with Credit Suisse Securities (USA) LLC (CSSU), pursuant to which the fund borrows money to increase its assets available for investment. In accordance with the 1940 Act, the fund's borrowings under the CFA will not exceed 33 1/3% of the fund's managed assets (net assets plus borrowings) at the time of any borrowing.

The fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the fund's custodian. The amount of assets required to be pledged by the fund is determined in accordance with the CFA. The fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.70% and is payable monthly. Prior to January 1, 2015, the interest rate payable under the CFA was at the rate of three month LIBOR plus 0.41% (paid monthly). As of April 30, 2015, the fund had borrowings of $427,900,000 at an interest rate of 0.88%, which is reflected in the Credit facility agreement payable on the Statement of assets and liabilities. During the six months ended April 30, 2015, the average borrowings under the CFA and the effective average interest rate were $427,900,000 and 0.81%, respectively.

The fund may terminate the CFA with CSSU at any time. If certain asset coverage and collateral requirements or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, CSSU generally is required to provide the fund with 270 calendar days' notice before terminating or amending the CFA.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $37,042,595 and $56,829,980, respectively, for the six months ended April 30, 2015.

Note 10 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on February 25, 2004 and are publicly traded on the New York Stock Exchange (the NYSE). The fund's investment objective is to provide a high level of after-tax total return from dividend income and gains and capital appreciation. The fund utilizes a credit facility agreement to increase its assets available for investments.

Under normal market conditions, the fund will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in dividend-paying common and preferred securities that the Subadvisor believes at the time of acquisition are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which are currently taxed to noncorporate taxpayers at a maximum rate of 20% (15% or 0% for individuals in certain tax brackets) (tax-advantaged dividends). Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its common shareholders. The fund may write (sell) covered call index options on up to 30% of the value of the fund's total assets.

Dividends and distributions

During the six months ended April 30, 2015, distributions from net investment income totaling $0.726 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment Date	Income Distributions
November 28, 2014	$0.1210
December 18, 2014	0.1210
January 30, 2015	0.1210
February 27, 2015	0.1210
March 31, 2015	0.1210
April 30, 2015	0.1210
Total	$0.7260

Shareholder meeting

The fund held its Annual Meeting of Shareholders on January 26, 2015. The following proposal was considered by the shareholders:

Proposal: Election of four (4) Trustees to serve for a three-year term ending at the 2018 Annual Meeting of Shareholders. Each Trustee was re-elected by the fund's shareholders and the votes cast with respect to each Trustee are set forth below.

	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Charles L. Bardelis	29,557,523.517	473,850.930
Peter S. Burgess	29,520,848.517	510,525.930
Theron S. Hoffman	29,550,436.517	480,937.930
Non-Independent Trustee
Warren A. Thomson	29,527,010.517	504,363.930

Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: James R. Boyle, Craig Bromley, William H. Cunningham, Grace K. Fey, Deborah C. Jackson, Hassell H. McClellan, James M. Oates, Steven R. Pruchansky and Gregory A. Russo. The Board appointed Mr. Boyle to serve as a Non-Independent Trustee on March 10, 2015.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisors

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Analytic Investors, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Stock symbol

Listed New York Stock Exchange: HTD

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 30170 College Station, TX 77842-3170

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity-Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

INCOME FUNDS (continued)

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-843-0090 ■ jhinvestments.com
MF230744	P13SA 4/15 6/15

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b)

			Total number of	Maximum number of
			shares purchased	shares that may yet
	Total number of	Average price	as part of publicly	be purchased under
Period	shares purchased	per share	announced plans*	the plans
Nov-14	-	-	-	3,499,000
Dec-14	86,024	17.261	259,720	3,705,250*
Jan-15	21,700	18.536	281,420	3,705,250
Feb-15	70,125	19.305	351,545	3,705,250
Mar-15	72.231	19.719	423,776	3,705,250
Apr-15	28,626	20.728	452,402	3,705,250
Total	452,402	$18.617

*In December 2007, the Trustees approved a share repurchase plan, which has been subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2014. The current share repurchase plan will remain in effect between January 1, 2015 and December 31, 2015.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Dividend Income Fund

By:	/s/ Andrew Arnott

Andrew Arnott
President

Date:	June 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott

Andrew Arnott
President

Date:	June 23, 2015

By:	/s/ Charles A. Rizzo

Charles A. Rizzo
Chief Financial Officer

Date:	June 23, 2015